                                                          Delaware Balanced Fund
                                                        (formerly Delaware Fund)


               (photo of illustration from Total Return brochure)


service and guidance



                                                         professional management



goals



                                                                            1999
                                                                     Semi-Annual
                                                                          Report


DELAWARE INVESTMENTS
======================
Philadelphia o London
for total
 return
   2

                                                            June 18, 1999

Dear Shareholder:

The seeds of three Federal Reserve Board interest rate cuts in the fall of 1998 produced abundant fruit in the first four months of 1999. Higher U.S. corporate earnings and renewed economic expansion provided a springboard for an equity market rally that continued throughout the first six months of your Fund's fiscal period.
   The large company stocks tracked by the unmanaged Standard & Poor's 500 Index enjoyed a sustained rally, providing a +22.31% gain for the six months ended April 30, 1999. This advance, however, was essentially driven by selected technology companies and a few very large, growth-oriented companies.
   Delaware Balanced Fund provided a +7.37% total return for the six months ended April 30, 1999 (Class A shares with distributions reinvested at net asset value). This was less than the average return of its peers in the Lipper Balanced Fund category. As the chart below shows, however, for the twenty-year period ended April 30, 1999, your Fund exceeded the average annual returns of other balanced funds and a hypothetical 60%/40% blend of the Standard & Poor's 500 Index with the unmanaged Lehman Brothers Aggregate Bond Index.*
   Many stocks in the Delaware Balanced Fund portfolio are mid-size companies. During the first quarter of 1999, the performance of larger companies overshadowed the companies we held. As a result, Delaware Balanced Fund's equity portfolio was unable to keep pace with the S&P 500.
   Delaware Balanced Fund also suffered from the significant underperformance of three Fund holdings, Service Corp. International, Stewart Enterprises and Rite Aid. Prices for Service Corp. International and Rite Aid stock fell in 1999 after they failed to reach their earnings projections. The disappointing

WE ARE CONFIDENT THAT DELAWARE BALANCED FUND IS WELL-POSITIONED TO BENEFIT IF INVESTOR ATTENTION CONTINUES TO SHIFT FROM THE LARGEST GROWTH-ORIENTED COMPANIES TO A MORE DIVERSIFIED STOCK UNIVERSE INCLUDING ATTRACTIVELY PRICED MID-SIZE COMPANIES.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                       6 Months Ended       20 Years Ended
                                       April 30, 1999       April 30, 1999
-------------------------------------------------------------------------------
Delaware Balanced Fund A Class            +7.37%              +15.00%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index      +0.69%              +10.05%
Standard & Poor's 500 Index              +22.31%              +17.82%
Lipper Balanced Fund Average             +11.67% (438 funds)  +13.68% (28 funds)
-------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 10. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations. The S&P 500 Index is an unmanaged composite of large company stocks.
* A direct investment in these indexes is not possible.

                                                                     for total
                                                                       return
                                                                         3

performance of Service Corp. had a negative impact on Stewart Enterprises. Both are funeral services companies. Please refer to the Portfolio Managers' Review for a more detailed discussion of these companies and how we have addressed their performance.
   We remain positive about the prospects for Delaware Balanced Fund in 1999. In April, a much broader array of companies began to share in the stock market's gains. We are confident that Delaware Balanced Fund is well positioned to benefit if investor attention continues to shift from the largest growth-oriented companies to a more diversified stock universe including attractively priced mid-size companies.
   On March 19, 1999, Francis X. Morris took over the leadership of the Delaware Balanced Fund management team. Mr. Morris and his team will continue to implement the Fund's disciplined investment strategy, focusing on what we call transition stocks. These are stocks that are currently priced below their underlying value, but have the potential, in our opinion, to become strongly performing growth stocks in the future.
   Delaware Balanced Fund's equity portfolio is complemented by holdings of U.S. Treasury Bonds, mortgage-related securities and high-quality corporate bonds. As of April 30, 1999, approximately 27% of the Fund's assets were allocated to fixed-income investments. We believe that an allocation of approximately two-thirds of net assets in stocks and one-third of net assets in bonds produces an attractive risk/reward profile.
   In 1999, brisk economic growth, low inflation and lower interest rates made U.S. corporate bonds more appealing than U.S. government debt. Our significant allocation to corporate bonds helped boost the performance of the Fund's fixed-income component.
   In the pages that follow, Mr. Morris and Gary A. Reed, who is responsible for the Fund's bond selection, explain Delaware Balanced Fund's recent performance and provide an outlook for the future. We believe Delaware Balanced Fund's mix of stocks and bonds can provide attractive returns and diversification that helps reduce investment risk. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork
---------------------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
---------------------------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds
for total
 return
   4

Portfolio Managers' Review

BY FRANCIS X. MORRIS AND
GARY A. REED
Vice Presidents/Senior Portfolio Managers
May 15, 1999

EQUITIES: LARGE COMPANY
STOCKS DOMINATE GAINS
Since last November, the stock market, as measured by the S&P 500 and the Dow Jones Industrial Average, began a dramatic upward climb. Lower interest rates paved the way, making it less expensive for businesses to operate and helping to stimulate corporate growth and profitability.
   Key stock indexes rose sharply; however, the beneficiaries were largely limited to a very narrow segment of the market. In the first quarter of 1999, the top 20, or "Nifty 20" stocks in the S&P 500 accounted for more than 100% of the Index's gains.* As a result, the stock prices of these companies relative to their earnings (P/E ratios) soared to unprecedented levels. P/E ratios are a commonly used measurement of a stock's value.
   In selecting stocks for the equity portion of Delaware Balanced Fund, we look for transition stocks, stocks which in our opinion are currently selling below their true value, but have strong prospects for future growth.
   Our focus on transition stocks precluded us from investing in the largest companies in the S&P 500, the ones responsible for the Index's eye-catching returns. This strategy reduced the Fund's six-month returns. However, over longer periods of time, we think Delaware Balanced Fund's focus on less expensive stocks helps reduce investment risk and provide attractive opportunities for capital appreciation.

SINCE LAST NOVEMBER, THE STOCK MARKET, AS MEASURED BY THE S&P 500 AND THE DOW JONES INDUSTRIAL AVERAGE, BEGAN A DRAMATIC UPWARD CLIMB.

STOCK PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                         April 30, 1999        October 31, 1998
--------------------------------------------------------------------------------
Median Market Capitalization             $6.0 billion            $5.8 billion
Number of Stocks                            56                       60
Average Stock Price-to-Earnings Ratio      23.7x                    18.9x
Top Sector                             Credit Sensitive        Credit Sensitive
Annual Portfolio Turnover Rate              69%                      86%

P/Es are based on analysts earnings estimates as reported to First Call.

                                                                     for total
                                                                      return
                                                                        5

EQUITY PORTFOLIO STRATEGIC
POSITIONING
To a large extent, the disappointing six-month return provided by Delaware Balanced Fund can be traced to our holdings of Service Corp. International, Stewart Enterprises and Rite Aid.
   Last summer, as global economies became more volatile, we increased our position in Service Corp. International, the world's largest funeral home operator. We wanted to focus more of the Fund's assets on companies whose growth was not directly tied to ups and downs in the U.S. economy. Given demographic trends in the U.S. we were also optimistic about the long-term outlook for the funeral services industry. We believed that Service Corp. was priced at a level consistent with Delaware Balanced Fund's standards for value and earnings growth.
   In January, after the management of Service Corp. announced that earnings would fall significantly below expectations, the stock price dropped sharply. Upon reviewing the financial situation of Service Corp., we determined that the company's earnings growth was not likely to recover in the near term and we sold our position. Service Corp. International had been a Delaware Balanced Fund holding for some time and despite the first-quarter downturn, the stock had a positive impact on Delaware Balanced Fund's performance over the last three years.
   The problems at Service Corp. International seemed to create doubts about the growth potential in funeral services, which we believe had a negative impact on the performance of Stewart Enterprises, one of the Fund's top 10 holdings. Stewart Enterprises, however, has continued to meet earnings expectations and demonstrates above average growth prospects. Based on our positive outlook for Stewart Enterprises and the funeral services industry, we viewed the recent setback as temporary and took advantage of lower prices to increase our holdings in the company.
   Rite Aid was Delaware Balanced Fund's second largest holding as of October 31, 1998, representing nearly 4% of the Fund's total net assets. Rite Aid stock fell substantially in March, when the promotional expense of an aggressive store opening strategy caused the company to fall short of

STRONG CONSUMER SPENDING AND CONFIDENCE IN THE U.S. ECONOMY BOOSTED THE PERFORMANCE OF CONSUMER CYCLICAL STOCKS, WHICH HELPED INTIMATE BRANDS PROVIDE AN EXCEPTIONAL RETURN FOR THE FUND OVER THE PAST SIX MONTHS.

ASSET MIX
---------------------------------------------------------------
                        April 30, 1999        October 31, 1998
---------------------------------------------------------------
Stocks                      70.8%                  68.0%
Bonds                       27.1%                  29.0%
Cash                         2.1%                   2.8%
Beta*                        0.61                   0.59
SEC Yield**                 +1.59%                 +1.90%

 * A measure of risk relative to the Standard & Poor's 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.
** 30-day current yield for A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B, C and Institutional Class shares were, respectively, +0.95%, +0.95% and +1.91% as of April 30, 1999.

for total
 return
   6

earnings projections. Our strategy is to reduce our position in any stock that has declined 20% more than the market. Consistent with this strategy, we looked for opportunities to sell our holdings in Rite Aid when prices were highest.
   Delaware Balanced Fund's holdings of Intimate Brands, operator of the Victoria's Secret and Bath & Body Works stores, were a bright spot for the Fund. Strong consumer spending and confidence in the U.S. economy helped Intimate Brands provide an exceptional return for the Fund over the past six months.
   A recovery in the U.S manufacturing sector supported the performance of our holdings of Danaher Corporation, a diversified industrial company. Danaher, which manufactures specialty and industrial tools and environmental control products, provided strong returns for Delaware Balanced Fund during the previous six-month period. Your Fund also benefited from the performance of one of its top 10 holdings, Ecolab Inc., a provider of sanitary services to the hospitality industry.

The Portfolio Management Team of
Delaware Balanced Fund

Francis X. Morris
Vice President/Senior Portfolio Manager
Francis X. Morris began his investment career as a securities analyst with PNC Asset Management in 1983. Later, he became a portfolio manager there and was named Director of Equity Research in 1995. Since 1997, Mr. Morris has managed approximately $1 billion in institutional accounts for Delaware Investments institutional asset management group. Mr. Morris graduated from Providence College in Rhode Island with a Bachelor's degree in Finance and received an MBA from Widener University in Pennsylvania.

Gary A. Reed
Vice President/Senior Portfolio Manager
Gary A. Reed has managed fixed-income investments at Delaware Investments since 1989. He has 20 years of professional investment experience and was a portfolio manager at Irving Trust in New York prior to joining Delaware Investments. Mr. Reed holds a Master's degree in Economics from Columbia University and a Bachelor's degree in economics from the University of Chicago.

Andrea Giles
Assistant Vice President/Research Analyst
Andrea Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. She previously served as an account officer in the leverage capital group with Citibank.

Christopher Driver, CFA
Assistant Vice President/Research Analyst
Christopher Driver has a BS in Finance from the University of Delaware. Previously he served as a research analyst in the equity value group at Blackrock, Inc. and as a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

                                                                     for total
                                                                      return
                                                                        7

BONDS: CORPORATE BONDS RISE
AS FLIGHT TO QUALITY SLOWS.
Late in the summer of 1998, U.S. Treasury bonds became a universally accepted safe haven from the volatility of economic crises in Asia and other parts of the world. Performance during this period was exceptional.
   Treasury bonds began to lose their appeal toward the end of 1998 due to stronger economic growth and higher corporate earnings. Supported by an abundance of jobs and rising incomes, consumer spending grew rapidly over the last six months. Demand for government bonds declined as consumers became more confident about ongoing economic expansion.
   The outstanding performance of equity investments since November further reduced the appeal of Treasuries and most other fixed-income investments. Bond investors looked to higher yielding, higher risk debt including corporate bonds, asset-backed securities and mortgage-related securities. Within these categories, higher rated, investment-grade bonds outperformed lower quality bonds.
   At the mid-point of Delaware Balanced Fund's fiscal year, 14% of the Fund's bond component was invested in U.S. Treasury bonds, significantly less than the 37.6% Treasury allocation in the Fund's unmanaged fixed-income benchmark, the Lehman Brothers Aggregate Bond Index. We limited our investments in Treasury bonds in order to take advantage of the higher yield and total return potential available from less conservative types of bonds.
   Delaware Balanced Fund attempted to provide high current income from a mix of investment-grade bonds with intermediate and long-term maturities, including corporate bonds, mortgage-related bonds and asset-backed securities. Toward the end of 1998, we took advantage of lower prices for investment grade corporate bonds and increased our position to nearly 40% of the Fund's fixed-income allocation. This allowed us to benefit as stronger U.S. economic growth spurred investor demand for the higher total return potential of investment-grade corporate bond issues.

TOWARD THE END OF 1998, WE TOOK ADVANTAGE OF LOWER PRICES FOR INVESTMENT-GRADE CORPORATE BONDS AND INCREASED OUR POSITION TO NEARLY 40% OF THE FUND'S FIXED-INCOME ALLOCATION.

PORTFOLIO COMPOSITION
-----------------------------------------------------
APRIL 30, 1999
-----------------------------------------------------
Credit Sensitive Stocks                        20.1%
Capital Goods/Basic Industry Stocks            17.1%
Mortgage-Backed Securities                     14.2%
Consumer Growth Stocks                         13.7%
Investment-Grade Bonds                          8.8%
Consumer Cyclical Stocks                        8.7%
Other Common/Preferred Stocks                   7.5%
Treasuries/Other High Quality Bonds             3.9%
Utility/Energy Stocks                           3.6%
Cash                                            2.4%
for total
 return
   8

   At the end of Delaware Balanced Fund's fiscal period, 14.2% of the Fund's net assets were allocated to mortgage-related securities, slightly less than the Lehman Brothers Index. Although mortgage-related securities offered attractive income potential, we were concerned about the possibility of increased mortgage prepayments due to lower interest rates.
   When interest rates fall, homeowners often prepay their mortgages. Mortgage prepayments can have a negative impact on performance by forcing investors to reinvest the loaned money, often at a lower rate of return. We attempted to mitigate the risk of mortgage prepayments by investing in low coupon mortgages, commercial mortgages and pools of mortgages with low loan balances. In general, these types of mortgages are less likely to be paid off early.
   Over the last six months, the duration of Delaware Balanced Fund's bond component remained close to the Lehman Brothers Aggregate Bond Index. Duration measures a bond's sensitivity to fluctuations in interest rates and helps indicate the potential change of a bond's price given a 1% movement in interest rates. A longer duration increases the likelihood that an investment will appreciate in value if interest rates rise, as well as the possibility that principal may be lost if interest rates fall. While extending the Fund's average duration could increase short-term returns, in our opinion, given the still uncertain state of some world economies, a conservative approach is prudent.

BOND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                  April 30, 1999            October 31, 1998
--------------------------------------------------------------------------------
Average Duration                    4.6 years                 4.6 years
Average Maturity                   15.8 years                 8.0 years
Average Quality                       AA1                       AA2
Yield (before expenses)*             +6.53%                    +6.48%
Largest Sector Focus                Mortgages                 Mortgages
Bond Portfolio Return       +1.21% (six-month period)   +8.75% (one-year period)

*See page 5 for SEC yields. For complete Fund performance, see page 10.

                                                                     for total
                                                                      return
                                                                        9

OUTLOOK
Over the last six months, stock indexes have been moving higher and higher. Yet many stocks - particularly small and mid-size stocks, as well as value stocks of all sizes - weren't experiencing such dramatic gains. In April, that began to change. Equity market gains extended to a broader base of companies, both in terms of size and industry sector.
   Consumer cyclical sectors, such as automobiles, paper and housing, as well as the energy and raw materials sectors, all performed well during the month. With very large growth stocks already at such expensive levels, investors began to take an interest in attractively valued small- and mid-size companies with growth potential.
   If investor demand for stocks continues to reach beyond just the large growth companies, we believe the environment would be very positive for Delaware Balanced Fund. Delaware Balanced Fund's focus on transition companies that appear to be selling for less than their true value should allow the Fund to take advantage of renewed investor interest in a broad spectrum of less expensive stocks. The Fund's diversification across industries should also help us to benefit if investor interest shifts to undervalued sectors of the market.
   Inflation remained remarkably benign during the first quarter of 1999, despite vigorous economic growth, rising consumer spending and a tight labor supply. Reduced demand for U.S. products abroad and the increased productivity of U.S. workers helped to counterbalance these inflationary pressures.
   Nevertheless, we anticipate short-term interest rates to modestly increase in coming months as global conditions continue to improve. Higher interest rates generally reduce the performance of fixed-income investments. If interest rates go up, we may increase our allocation to mortgage-related bonds. Mortgage-related securities can often provide additional

IF INVESTOR DEMAND FOR STOCKS CONTINUES TO REACH BEYOND JUST THE LARGE GROWTH COMPANIES, WE BELIEVE THE ENVIRONMENT WOULD BE VERY POSITIVE FOR DELAWARE BALANCED FUND

Delaware Balanced Fund's Disciplined
Stock Selection Strategy
Five Pillars of Growth and Value

o Strong Valuation: attractive earnings growth at discount prices
o Stability of Earnings: simple businesses/stable industries that may perform well in a variety of market conditions
o Positive Cash Flow: substantial resources to reinvest in the business
o Dynamic Change: company expansion or acquisition
o Under Researched: company not followed by many analysts; potential not yet recognized by the market for total
 return
  10

income potential. Higher interest rates should help to reduce the prepayment risk associated with these securities.
   Of the many balanced funds available to investors, we strive to make Delaware Balanced Fund different. While some of these funds invest in a mix of less expensive value companies and higher priced growth companies, Delaware Balanced Fund looks for transition companies that fall between the traditional growth and value investment styles. The Fund's bond component provides our shareholders with a cushion that can help provide a layer of protection from equity market volatility. Together, Delaware Balanced Fund's mix of equities and bonds offers investors an innovative investment style and unique opportunities for total return.

DELAWARE BALANCED FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1999
                                   Lifetime   Ten Years   Five Years   One Year
-------------------------------------------------------------------------------
Class A (est. 4/25/38)
   Excluding Sales Charge          +11.45%     +13.20%      +15.53%     +7.26%
   Including Sales Charge          +11.34%     +12.53%      +14.17%     +1.09%
-------------------------------------------------------------------------------
Class B (est. 9/6/94)
   Excluding Sales Charge          +15.29%                              +6.46%
   Including Sales Charge          +15.03%                              +1.46%
-------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge          +15.85%                              +6.47%
   Including Sales Charge          +15.85%                              +5.47%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end maximum sales charge of 5.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for Delaware Balanced Fund's Institutional Class, available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +11.47%, +13.34%, +15.75 and +7.53 for the lifetime, ten-year, five-year and one-year periods ended April 30, 1999.

Financial Statements
DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENT OF NET ASSETS
APRIL 30, 1999 (UNAUDITED)
-----------------------------------------------------------------------------
                                                   NUMBER OF        MARKET
                                                    SHARES          VALUE
                                                 ----------------------------
 COMMON STOCK - 69.74%
 Automobiles & Auto Parts - 4.05%
*Danaher ........................................   348,600    $ 23,160,113
 Federal Signal .................................   802,700      19,866,825
                                                               ------------
                                                                 43,026,938
                                                               ------------
 Banking, Finance & Insurance - 10.48%
 AFLAC ..........................................   302,400      16,405,200
 American International Group ...................   118,350      13,898,728
 Bank One .......................................   190,400      11,233,600
*Chubb ..........................................     8,800         521,400
*Equifax ........................................   573,800      20,620,938
 Freddie Mac ....................................   380,700      23,888,925
*Nationwide Financial Services ..................   204,400       9,479,050
 Unionbancal Corporation ........................   181,400       6,224,288
 Unum ...........................................   165,200       9,024,050
                                                               ------------
                                                                111,296,179
                                                               ------------
 Buildings & Materials - 3.39%
 Masco ..........................................   962,200      28,264,625
 Premark International ..........................   208,300       7,668,044
                                                               ------------
                                                                 35,932,669
                                                               ------------
 Cable, Media & Publishing - 0.68%
 Wallace Computer Services ......................   314,100       7,243,931
                                                               ------------
                                                                  7,243,931
                                                               ------------
 Chemicals - 3.06%
 Crompton & Knowles .............................   398,900       8,077,725
*Dial ...........................................   607,700      20,661,800
*Valspar ........................................   109,500       3,791,437
                                                               ------------
                                                                 32,530,962
                                                               ------------
 Computers & Technology - 5.14%
 Computer Associates International ..............   319,900      13,655,731
 Hewlett-Packard ................................   283,100      22,329,513
 International Business Machines ................    47,800       9,999,162
*SunGard Data Systems ...........................   268,900       8,587,994
                                                               ------------
                                                                 54,572,400
                                                               ------------
 Electronics & Electrical - 6.30%
 Honeywell ......................................    95,600       9,058,100
 Intel ..........................................   251,400      15,374,681
 Schlumberger Limited ...........................   144,500       9,229,937
 Symbol Technologies ............................   470,150      22,449,663
 Teleflex .......................................   248,600      10,829,637
                                                               ------------
                                                                 66,942,018
                                                               ------------
 Energy - 2.77%
*BP Amoco .......................................   105,177      11,904,722
 Total ADS ......................................   257,323      17,497,964
                                                               ------------
                                                                 29,402,686
                                                               ------------
 Environmental Services - 2.87%
 Ecolab .........................................   725,300      30,417,269
                                                               ------------
                                                                 30,417,269
                                                               ------------
 Food, Beverage & Tobacco - 0.94%
 Universal Foods ................................   475,700       9,989,700
                                                               ------------
                                                                  9,989,700
                                                               ------------
                                                            for total return 11


                                                   NUMBER OF        MARKET
                                                    SHARES          VALUE
                                                 ----------------------------
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals - 9.66%
 American Home Products .........................   509,100    $ 31,055,100
*AstraZeneca ....................................   159,900       6,276,075
 Biomet .........................................   262,100      10,746,100
 Johnson & Johnson ..............................   137,600      13,416,000
*Mylan Laboratories ............................. 1,154,500      26,192,719
 Nationwide Health Properties ...................   229,800       4,667,812
*Watson Pharmaceutical ..........................   252,900      10,242,450
                                                               ------------
                                                                102,596,256
                                                               ------------
 Real Estate - 0.97%
 CarrAmerica Realty .............................    91,500       2,264,625
 Developers Diversified Realty ..................   242,200       3,829,788
*Sun Communities ................................   121,700       4,259,500
                                                               ------------
                                                                 10,353,913
                                                               ------------
 Retail - 4.32%
 Food Lion ......................................   685,900       7,051,909
*Intimate Brands ................................   286,500      14,325,000
 Rite Aid Corp. .................................   521,100      12,148,144
 Sherwin-Williams ...............................   314,000       9,773,250
*Storage USA ....................................    78,900       2,534,663
                                                               ------------
                                                                 45,832,966
                                                               ------------
 Telecommunications - 4.50%
 ALLTEL .........................................   162,600      10,965,338
 GTE ............................................   118,100       7,905,319
 Nortel Networks ................................    55,200       3,763,950
 SBC Communications .............................   448,000      25,088,000
                                                               ------------
                                                                 47,722,607
                                                               ------------
 Textiles, Apparel & Furniture - 3.40%
 HON Industries .................................   339,600       9,169,200
*Hillenbrand Industries .........................   255,400      11,987,838
 Newell Rubbermaid ..............................   316,200      14,999,737
                                                               ------------
                                                                 36,156,775
                                                               ------------
 Utilities - 0.83%
 CMS Energy .....................................   200,900       8,839,600
                                                               ------------
                                                                  8,839,600
                                                               ------------
 Miscellaneous - 6.38%
*Pentair ........................................   185,200       8,704,400
*Stewart Enterprises ............................ 1,317,200      26,014,700
 Tyco International .............................   407,200      33,085,000
                                                               ------------
                                                                 67,804,100
                                                               ------------
 Total Common Stock
  (cost $579,977,477) ...........................               740,660,969
                                                               ------------
 CONVERTIBLE PREFERRED STOCKS - 1.16%
 Freeport-McMoRan Copper & Gold 7.00% ...........   157,700       2,779,463
 Sealed Air $2.00 4/1/18 Series A ...............   162,340       9,537,475
                                                               ------------
 Total Convertible Preferred Stocks
  (cost $10,380,836) ............................                12,316,938
                                                               ------------

12 for total return

-------------------------------------------------------------------------------
                                                     PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                                    ---------------------------
ASSET-BACKED SECURITIES - 3.34%
American Finance Home Equity
   Series 94-2 A1 6.95% 6/25/24 .................   $  236,778    $   236,631
   Series 92-1 A 7.50% 3/15/07 ..................      247,347        247,115
   Series 91-1 A 8.00% 7/25/06 ..................      152,154        155,668
CIT RV Series 98-A A5 6.12% 7/15/14 .............    3,355,000      3,357,013
California Infrastructure PG and E
   Series 97-1 A4 6.16% 6/25/03 .................    1,580,000      1,595,168
Countrywide Home Equity Loan
   Series 97-1 A4 6.95% 5/25/21 .................    3,475,000      3,501,758
Discover Card Master Trust
   Series 99-2 A 5.90% 10/15/04 .................    4,950,000      4,957,539
EQCC Home Equity Loan Trust
   Series 98-2 A3F 6.229% 3/15/13 ...............    3,300,000      3,313,406
   Series 96-4 A6 6.88% 7/15/14 .................    3,835,000      3,902,496
First USA Credit Card Master Trust
   Series 97-10 A 4.9962% 2/18/04 ...............    5,000,000      4,998,225
MetLife Capital Equipment Loan Trust
   Series 97-A 6.85% 5/20/08 ....................    2,865,000      2,937,771
NationsCredit Grantor Trust
   Series 96-1 A 5.85% 9/15/11 ..................    1,151,599      1,146,647
Neiman Marcus Group Credit Card Master Trust
   Series 95-1A 7.60% 6/15/03 ...................      430,000        439,675
PECO Energy Transition Trust
   Series 99-A A4 5.80% 3/1/07 ..................    4,720,000      4,684,600
                                                                  -----------
Total Asset-Backed Securities
   (cost $35,374,112) ...........................                  35,473,712
                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.59%
Asset Securitization Corporation
   Series 97-D5 A2 7.069% 2/14/41 ...............    3,920,000      3,848,337
   Series 97-D5 A3 7.119% 2/14/41 ...............    3,215,000      3,093,935
   Series 96-D3 A1B 7.21% 10/13/26 ..............    3,060,000      3,193,875
   Series 97-D4 A1A 7.35% 4/14/29 ...............    2,419,762      2,493,489
CASC Series 98-D7 A1B 6.26% 9/16/30 .............    3,745,000      3,675,952
Chase Commercial Mortgage Securities Corporation
   Series 96-2 C 6.90% 11/19/06 .................    2,273,625      2,294,230
Conti Series 96-MCI-D 7.80% 4/15/06 .............    2,890,000      3,006,503
Federal Home Loan Mortgage Corporation
   Series 2091 PD 6.00% 4/15/21 .................    5,350,000      5,335,020
Fanniemae Whole Loan
   Series 98-W3 A2 6.50% 7/25/28 ................    3,440,000      3,464,188
Federal Home Loan Mortgage Corporation
   Structured Pass Through Securities
   Series T-11 A5 6.50% 1/25/15 .................    4,605,000      4,610,756
Lehman Large Loan
   Series 97-LLI A1 6.79% 6/12/04 ...............    3,186,926      3,264,608
Mortgage Capital Funding
   96-MC2-C 7.224% 9/20/06 ......................    2,757,777      2,840,079
Nomura Asset Securities
   Series 93-1 A1 6.68% 12/15/01 ................    3,272,460      3,312,343
   Series 96-MD5 A3 7.9183% 4/13/36 .............    3,300,000      3,413,953

                                                     PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                                    ---------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
 Residential Accredit Loans
   Series 98-QS9 A3 6.75% 7/25/28 ...............  $ 3,375,000    $ 3,385,679
   Series 97-QS3 A3 7.50% 4/25/27 ...............    4,037,983      4,037,182
 Residential Funding Mortgage Securities
   Series 98-S6 A6 6.75% 3/25/28 ................    4,135,000      4,079,436
                                                                  -----------
 Total Collateralized Mortgage Obligations
  (cost $59,377,846) ............................                  59,349,565
                                                                  -----------
 CORPORATE BONDS - 8.80%
 American Financial Group 7.125% 4/15/09 ........    2,030,000      1,976,712
 Banco Santander 6.50% 11/1/05 ..................    2,305,000      2,299,237
 Banco Santiago S.A. 7.00% 7/18/07 ..............    1,855,000      1,713,556
 CIT Group Holdings 5.625% 10/15/03 .............    5,125,000      5,048,125
 Cox Communications 6.15% 8/1/03 ................    3,400,000      3,391,500
 Credit Foncier de France 8.00% 1/14/02 .........    2,415,000      2,523,675
 Equistar Chemicals 144A 8.75% 2/15/09 ..........    2,700,000      2,808,000
 Fairfax Financial 144A 7.375% 3/15/06 ..........      940,000        938,825
 General Electric Capital 5.89% 5/11/01 .........    4,000,000      4,030,000
 Great Western Financial 8.206% 2/1/27 ..........    4,000,000      4,190,000
 Household Finance 6.50% 11/15/08 ...............    1,275,000      1,275,000
 Kohls 6.70% 2/1/06 .............................    2,900,000      2,918,125
 Lehman Brothers 6.625% 2/5/06 ..................    4,625,000      4,607,656
 May Department Stores 7.50% 6/1/15 .............    4,000,000      4,300,000
 MCI Communications 6.125% 4/15/02 ..............    2,500,000      2,512,500
 MCI Worldcom 7.55% 4/1/04 ......................    4,525,000      4,790,844
*Meritor Automotive 6.80% 2/15/09 ...............    3,400,000      3,349,000
*Penzoil-Quaker State 6.75% 4/1/09 ..............    1,800,000      1,788,750
 Pemex Finance 8.02% 5/15/07 ....................    3,500,000      3,447,500
 Popular North America 6.625% 1/15/04 ...........    3,950,000      3,930,250
 RAYCHEM 7.20% 10/15/08 .........................    3,500,000      3,486,875
 Raytheon 5.95% 3/15/01 .........................    3,600,000      3,609,000
 Republic of Korea 8.875% 4/15/08 ...............    3,000,000      3,262,500
 SAKS 8.25% 11/15/08 ............................    4,475,000      4,844,187
 Southern Investments 6.375% 11/15/01 ...........      700,000        704,375
 Summit Capital Trust 8.40% 3/15/27 .............    2,000,000      2,117,500
*Tommy Hilfiger USA 6.85% 6/1/08 ................    2,135,000      2,092,300
 Transwestern Pipeline 7.55% 1/15/00 ............    1,200,000      1,210,500
 Turner Broadcasting 8.375% 7/1/13 ..............    3,350,000      3,839,938
 United Health Care 6.60% 12/1/03 ...............    4,280,000      4,242,550
 USA Waste Services 6.125% 7/15/01 ..............    2,225,000      2,236,125
                                                                  -----------
 Total Corporate Bonds
  (cost $92,651,323) ............................                  93,485,105
                                                                  -----------
 MORTGAGE-BACKED SECURITIES - 5.26%
 Federal Home Loan Mortgage Corp.
  6.00% 2/1/11 ..................................    1,851,428      1,847,378
 Federal Home Loan Mortgage Corp.
  7.00% 4/1/29 ..................................    5,355,666      5,437,675
 Federal Home Loan Mortgage Corp.
  8.50% 4/1/09 ..................................          347            372

-------------------------------------------------------------------------------
                                                      PRINCIPAL       MARKET
                                                       AMOUNT         VALUE
                                                    ---------------------------
 MORTGAGE-BACKED SECURITIES (Continued)
 Federal National Mortgage Association
  6.00% 3/1/13-10/1/28 ..........................   $13,089,219    $12,857,511
 Federal National Mortgage Association
  6.50% 4/1/29 ..................................    17,000,000     16,893,750
 Federal National Mortgage Association
  7.00% 7/1/17-8/1/28 ...........................    12,931,548     13,138,486
 Federal National Mortgage Association
  8.00% 12/1/09 .................................       263,071        272,196
 Federal National Mortgage Association
  8.50% 11/1/09 .................................       755,707        786,880
 Government National Mortgage Association
  6.50% 12/15/23-3/15/29 ........................     4,653,743      4,632,137
                                                                   -----------
 Total Mortgage-Backed Securities
  (cost $55,880,079) ............................                   55,866,385
                                                                   -----------
 MUNICIPAL BONDS - 0.26%
 Philadelphia, Pennsylvania Authority For
 Industrial Development Series 97 A
 6.488% 6/15/04 .................................     2,772,220      2,744,497
                                                                   -----------
 Total Municipal Bonds (cost $2,772,220)                             2,744,497
                                                                   -----------
 U.S. TREASURY OBLIGATIONS - 3.88%
*U.S. Treasury Bond 6.125% 11/15/27 .............     5,950,000      6,158,710
*U.S. Treasury Notes 4.50% 1/31/01 ..............     1,700,000      1,684,162
*U.S. Treasury Notes 4.75% 11/15/08 .............     4,390,000      4,195,205
 U.S. Treasury Notes 5.50% 3/31/03 ..............       870,000        877,553
*U.S. Treasury Notes 5.50% 2/15/08 ..............     7,355,000      7,405,266
 U.S. Treasury Notes 5.375% 2/15/01 .............     7,445,000      7,483,988
 U.S. Treasury Notes 6.375% 1/15/00 .............     4,585,000      4,631,615
*U.S. Treasury Notes 6.375% 8/15/27 .............     8,150,000      8,701,996
                                                                   -----------
 Total U.S. Treasury Obligations
   (cost $42,036,477) ...........................                   41,138,495
                                                                   -----------

 REPURCHASE AGREEMENTS - 1.80%
 With Chase Manhattan 4.85% 5/3/99
   (dated 4/30/99, collateralized by $1,176,000
   U.S. Treasury Notes 5.75% due 8/15/03,
   market value $1,214,550 and $5,202,000
   U.S. Treasury Notes 5.50% due 12/31/00,
   market value 5,334,657) ......................     6,418,000      6,418,000
 With J.P. Morgan 4.85% 5/3/99
   (dated 4/30/99, collateralized by $1,630,000
   U.S. Treasury Notes 6.375% due 7/15/99,
   market value $1,665,835 and $2,428,000
   U.S. Treasury Notes 4.00% due 10/31/00,
   market value $2,392,514 and $2,370,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $2,432,942) .....................     6,358,000      6,358,000
                                                            for total return 13


                                                      PRINCIPAL       MARKET
                                                       AMOUNT         VALUE
                                                    ---------------------------
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85% 5/3/99
   (dated 4/30/99, collateralized by $2,890,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $2,942,164 and $1,792,000
   U.S. Treasury Notes 5.50% due 5/31/03,
   market value $1,851,307 and $1,363,000
   U.S. Treasury Notes 11.125% due 8/15/03,
   market value $1,695,524) .....................     $6,359,000 $    6,359,000
                                                                 --------------
Total Repurchase Agreements
   (cost $19,135,000) ...........................                    19,135,000
                                                                 --------------
TOTAL MARKET VALUE OF SECURITIES - 99.83%
   (cost $897,585,370) ........................................  $1,060,170,666
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 0.17% ..........................................       1,805,481
                                                                 --------------
NET ASSETS APPLICABLE TO 45,474,970 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .......................  $1,061,976,147
                                                                 ==============
NET ASSET VALUE - DELAWARE BALANCED FUND A CLASS
   ($641,806,824 / 27,492,913 SHARES) .........................          $23.34
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND B CLASS
   ($60,598,780 / 2,597,471 SHARES) ...........................          $23.33
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND C CLASS
   ($24,855,698 / 1,066,239 SHARES) ...........................          $23.31
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND INSTITUTIONAL CLASS
   ($334,714,845 / 14,318,347 SHARES) .........................          $23.38
                                                                         ======
---------------------------
*Security on loan.
Top 10 equity holdings, representing 25.39% of net assets, are in bold face.

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common stock, $1 par value, 200,000,000
   shares authorized to the Delaware Balanced Fund ............  $  859,418,290
Undistributed net investment income ...........................       2,180,164
Accumulated net realized gain on investments ..................      37,792,397
Net unrealized appreciation of investments ....................     162,585,296
                                                                 --------------
Total net assets ..............................................  $1,061,976,147
                                                                 ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE BALANCED FUND
Net asset value A Class (A) ...................................          $23.34
Sales charge (5.75% of offering price or 6.08% of the amount
   invested per share) (B) ....................................            1.42
                                                                         ------
Offering price ................................................          $24.76
                                                                         ======

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for puchases of $50,000 or more.

                             See accompanying notes

14 for total return

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999
(UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ........................................    $9,762,314
Dividends .......................................     4,987,875     $14,750,189
                                                     ----------
EXPENSES:
Management fees .................................     2,650,526
Distribution expense ............................     1,028,091
Dividend disbursing and transfer agent
   fees and expenses ............................       888,500
Accounting and administration ...................       199,175
Professional fees ...............................        11,025
Directors' fees .................................         8,297
Custodian fees ..................................         6,171
Registration fees ...............................         5,000
Other ...........................................        11,726       4,808,511
                                                     ----------
Less expenses paid indirectly ...................                       (13,771)
                                                                    -----------
Total expenses ..................................                     4,794,740

NET INVESTMENT INCOME ...........................                     9,955,449
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments ................                    38,214,564
Net change in unrealized appreciation/
   depreciation of investments ..................                    23,914,284
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ..........................                    62,128,848
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................                   $72,084,297
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                      4/30/99      YEAR ENDED
                                                    (UNAUDITED)     10/31/98
                                                -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .......................   $    9,955,449   $ 18,814,542
Net realized gain on investments ............       38,214,564     54,958,953
Net change in unrealized appreciation/
   depreciation of investments ..............       23,914,284     35,042,450
                                                --------------   ------------
Net increase in net assets resulting
   from operations ..........................       72,084,297    108,815,945
                                                --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..................................       (6,862,205)   (13,013,538)
   B Class ..................................         (333,345)      (305,673)
   C Class ..................................         (149,886)      (154,291)
   Institutional Class ......................       (3,893,912)    (4,868,650)
Net realized gain on investments:
   A Class ..................................      (27,586,794)   (62,397,362)
   B Class ..................................       (1,771,950)    (1,962,519)
   C Class ..................................         (833,383)      (985,860)
   Institutional Class ......................      (13,695,337)   (17,376,598)
                                                --------------   ------------
                                                   (55,126,812)  (101,064,491)
                                                --------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..................................       38,617,723     56,962,202
   B Class ..................................       28,507,962     19,010,246
   C Class ..................................        8,268,967     10,054,204
   Institutional Class ......................       49,341,009    161,610,921
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ..................................       27,515,442     59,528,177
   B Class ..................................        2,006,334      2,170,092
   C Class ..................................          952,868      1,085,874
   Institutional Class ......................       17,589,130     22,245,115
                                                --------------   ------------
                                                   172,799,436    332,666,831
                                                --------------   ------------
Cost of shares repurchased:
   A Class ..................................      (44,846,848)   (65,404,693)
   B Class ..................................       (4,601,716)    (4,424,506)
   C Class ..................................       (2,465,896)    (1,700,256)
   Institutional Class ......................      (38,468,237)   (38,660,111)
                                                --------------   ------------
                                                   (90,382,697)  (110,189,566)
                                                --------------   ------------
Increase in net assets derived from capital
   share transactions .......................       82,416,739    222,477,265
                                                --------------   ------------
NET INCREASE IN NET ASSETS ..................       99,374,224    230,228,719

NET ASSETS:
Beginning of period .........................      962,601,923    732,373,204
                                                --------------   ------------
End of period ...............................   $1,061,976,147   $962,601,923
                                                ==============   ============

                             See accompanying notes
                                                            for total return 15

Delaware Group Equity Funds I, Inc. -
Delaware Balanced Fund
Financial Highlights

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Balanced Fund A Class
                                                            -----------------------------------------------------------------------
                                                            Six Months     Year         Year        Year         Year        Year
                                                               Ended       Ended        Ended       Ended        Ended      Ended
                                                              4/30/99    10/31/98     10/31/97    10/31/96     10/31/95    10/31/94
                                                            (Unaudited)
Net asset value, beginning of period ......................   $22.970     $22.950      $21.260     $19.940      $18.000     $19.430

Income from investment operations:
   Net investment income ..................................     0.223       0.510        0.610       0.706        0.664       0.615
   Net realized and unrealized gain (loss)
    on investments ........................................     1.442       2.620        3.680       2.349        2.156      (0.285)
                                                              -------     -------     --------    --------     --------    --------
   Total from investment operations .......................     1.665       3.130        4.290       3.055        2.820       0.330
                                                              -------     -------     --------    --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.255)     (0.510)      (0.680)     (0.655)      (0.630)     (0.600)
   Distributions from net realized gain
    on investments ........................................    (1.040)     (2.600)      (1.920)     (1.080)      (0.250)     (1.160)
                                                              -------     -------     --------    --------     --------    --------
   Total dividends and distributions ......................    (1.295)     (3.110)      (2.600)     (1.735)      (0.880)     (1.760)
                                                              -------     -------     --------    --------     --------    --------
   Net asset value, end of period .........................   $23.340     $22.970      $22.950     $21.260      $19.940     $18.000
                                                              =======     =======     ========    ========     ========    ========

Total return(1) ...........................................     7.37%      14.80%       22.05%      16.07%       16.26%       1.80%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $641,807    $610,332     $554,448    $490,150     $493,243    $456,074
   Ratio of expenses to average net assets ................     0.97%       0.98%        0.97%       0.99%        0.97%       0.97%
   Ratio of net investment income to average
    net assets ............................................     1.95%       2.25%        2.83%       3.39%        3.55%       3.31%
   Portfolio turnover .....................................       69%         86%          81%         92%          94%        142%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

16 for total return

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Balanced Fund B Class
                                                         -------------------------------------------------------------------------
                                                         Six Months      Year         Year       Year         Year
                                                            Ended       Ended        Ended       Ended        Ended   9/6/94(1) to
                                                           4/30/99     10/31/98     10/31/97   10/31/96     10/31/95    10/31/94
                                                         (Unaudited)
Net asset value, beginning of period ....................  $22.950     $22.880      $21.200     $19.900      $17.980     $18.340

Income from investment operations:
   Net investment income ................................    0.137       0.337        0.452       0.525        0.567       0.070
   Net realized and unrealized gain (loss)
    on investments ......................................    1.358       2.608        3.658       2.350        2.113      (0.280)
                                                           -------     -------      -------     -------      -------     -------
   Total from investment operations .....................    1.495       2.945        4.110       2.875        2.680      (0.210)
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .................   (0.075)     (0.275)      (0.510)     (0.495)      (0.510)     (0.150)
   Distributions from net realized gain
    on investments ......................................   (1.040)     (2.600)      (1.920)     (1.080)      (0.250)       none
                                                           -------     -------      -------     -------      -------     -------
   Total dividends and distributions ....................   (1.115)     (2.875)      (2.430)     (1.575)      (0.760)     (0.150)
                                                           -------     -------      -------     -------      -------     -------
   Net asset value, end of period .......................  $23.330     $22.950      $22.880     $21.200      $19.900     $17.980
                                                           =======     =======      =======     =======      =======     =======

Total return(2) .........................................    6.46%      13.90%       21.09%      15.15%       15.36%      (1.14%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............  $60,599     $33,884      $16,659      $6,872       $3,383        $568
   Ratio of expenses to average net assets ..............    1.74%       1.77%        1.78%       1.80%        1.79%       1.81%
   Ratio of net investment income to average
    net assets ..........................................    1.18%       1.46%        2.00%       2.58%        2.73%       2.47%
   Portfolio turnover ...................................      69%         86%          81%         92%          94%        142%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes
                                                            for total return 17

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                Delaware Balanced Fund C Class
                                                                     ----------------------------------------------------
                                                                     Six Months       Year        Year
                                                                        Ended        Ended        Ended   11/29/95(1) to
                                                                        4/30/99    10/31/98     10/31/97    10/31/96
                                                                      (Unaudited)
Net asset value, beginning of period .................................  $22.930     $22.870      $21.180     $20.500

Income from investment operations:
   Net investment income .............................................    0.137       0.335        0.460       0.583
   Net realized and unrealized gain on investments ...................    1.358       2.600        3.655       1.757
                                                                         ------     -------      -------     -------
   Total from investment operations ..................................    1.495       2.935        4.115       2.340
                                                                         ------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..............................   (0.075)     (0.275)      (0.505)     (0.580)
   Distributions from net realized gain on investments ...............   (1.040)     (2.600)      (1.920)     (1.080)
                                                                         ------     -------      -------     -------
   Total dividends and distributions .................................   (1.115)     (2.875)      (2.425)     (1.660)
                                                                         ------     -------      -------     -------
   Net asset value, end of period ....................................  $23.310     $22.930      $22.870     $21.180
                                                                         ======     =======      =======     =======

Total return(2).......................................................    6.47%      13.85%       21.07%      12.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........................  $24,855     $17,730       $8,090      $1,990
   Ratio of expenses to average net assets ...........................    1.74%       1.77%        1.78%       1.80%
   Ratio of net investment income to average net assets ..............    1.18%       1.46%        2.00%       2.58%
   Portfolio turnover ................................................      69%         86%          81%         92%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

18 for total return

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Balanced Fund Institutional Class
                                                          ------------------------------------------------------------------------
                                                          Six Months      Year         Year       Year         Year       Year
                                                            Ended        Ended        Ended      Ended        Ended       Ended
                                                            4/30/99     10/31/98     10/31/97   10/31/96     10/31/95    10/31/94
                                                          (Unaudited)
Net asset value, beginning of period .....................  $23.000     $23.000      $21.300     $19.980      $18.030     $19.460

Income from investment operations:
   Net investment income .................................    0.254       0.585        0.659       0.727        0.694       0.653
   Net realized and unrealized gain (loss)
    on investments .......................................    1.451       2.595        3.681       2.363        2.166      (0.293)
                                                            -------     -------      -------     -------      -------     -------
   Total from investment operations ......................    1.705       3.180        4.340       3.090        2.860       0.360
                                                            -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................   (0.285)     (0.580)      (0.720)     (0.690)      (0.660)     (0.630)
   Distributions from net realized gain
    on investments .......................................   (1.040)     (2.600)      (1.920)     (1.080)      (0.250)     (1.160)
                                                            -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................   (1.325)     (3.180)      (2.640)     (1.770)      (0.910)     (1.790)
                                                            -------     -------      -------     -------      -------     -------
   Net asset value, end of period ........................  $23.380     $23.000      $23.000     $21.300      $19.980     $18.030
                                                            =======     =======      =======     =======      =======     =======

   Total return ..........................................    7.53%      15.03%       22.29%      16.25%       16.50%       1.96%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............... $334,715    $300,656     $153,176    $125,751     $108,747     $93,990
   Ratio of expenses to average net assets ...............    0.74%       0.77%        0.78%       0.80%        0.79%       0.81%
   Ratio of net investment income to average
    net assets ...........................................    2.18%       2.46%        3.00%       3.58%        3.73%       3.47%
   Portfolio turnover ....................................      69%         86%          81%         92%          94%        142%

                             See accompanying notes
                                                           for total return 19

Delaware Group Equity Funds I, Inc. -
Delaware Balanced Fund
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc. - Delaware Balanced Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Delaware Balanced Fund A Class carries a front-end sales charge, which was raised from 4.75% to 5.75% effective November 2, 1998. The Delaware Balanced Fund B Class carries a back-end sales charge. The Delaware Balanced Fund C Class carries a level load deferred sales charge and Delaware Balanced Fund Institutional Class has no sales charge. The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $11,726 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $2,045 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, effective
April 1, 1999, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion. Prior to this, the annual fee was calculated at the rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the net assets over $500 million, less fees paid to the unaffiliated directors. For the period ended April 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $534,850.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $52,700.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the period ended April 30, 1999, the Fund had a liability for such fees and other expenses payable to DDLP of $194,442.

For the period ended April 30, 1999, DDLP earned $94,278 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended April 30, 1999, the Fund made purchases of $323,044,950 and sales of $293,494,189 of investment securities other than U.S. government securities and temporary cash investments. During the period ended April 30, 1999, the Fund made purchases of $61,776,267 and sales of $55,261,012 of U.S. government securities. At April 30, 1999, unrealized appreciation for federal income tax purposes aggregated $162,538,625 of which $185,826,372 related to unrealized appreciation of securities and $23,287,747 related to unrealized depreciation of securities. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $897,632,041.

20 for total return

--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Six Months
                                                     Ended            Year
                                                    4/30/99           Ended
                                                  (Unaudited)       10/31/98
                                                  ----------       ----------
Shares sold:
   A Class ......................................  1,667,977        2,527,314
   B Class ......................................  1,235,179          840,492
   C Class ......................................    358,054          444,310
   Institutional Class ..........................  2,133,095        7,092,142

Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gain on investments:
   A Class ......................................  1,197,547        2,773,200
   B Class ......................................     87,317          101,142
   C Class ......................................     41,498           50,636
   Institutional Class ..........................    765,345        1,033,264
                                                  ----------       ----------
                                                   7,486,012       14,862,500
                                                  ----------       ----------
Shares repurchased:
   A Class ...................................... (1,948,689)      (2,879,391)
   B Class ......................................   (201,399)        (193,261)
   C Class ......................................   (106,404)         (75,623)
   Institutional Class .......................... (1,652,594)      (1,711,585)
                                                  ----------       ----------
                                                  (3,909,086)      (4,859,860)
                                                  ----------       ----------
Net increase ....................................  3,576,926       10,002,640
                                                  ==========       ==========

5. Lines of Credit
The Fund has a committed line of credit for $24.3 million. No amount was outstanding at April 30, 1999, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at April 30, 1999 were $137,542,992 and $139,899,789 respectively.


Year 2000 (Unaudited)
--------------------------------------------------------------------------------

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------
For the six months ended March 31, 1999, The Delaware Group Equity Funds I, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

 1. To elect the Delaware Group Equity Funds I, Inc. Board of Directors.

                                                 Shares           Shares Voted
                                                 Voted              Withheld
                                                  For               Authority
                                               ----------           ---------
   Jeffrey J. Nick ........................... 36,860,198           1,929,964
   Walter P. Babich .......................... 36,896,115           1,894,047
   John H. Durham ............................ 36,918,321           1,871,841
   Anthony D. Knerr .......................... 36,924,746           1,865,416
   Ann R. Leven .............................. 36,926,544           1,863,618
   Thomas F. Madison ......................... 36,931,218           1,858,944
   Charles E. Peck ........................... 36,940,624           1,849,538
   Wayne A. Stork ............................ 36,945,623           1,844,539
   Jan L. Yeomans ............................ 36,944,895           1,845,267

 2. To approve the redesignation of the Fund's Investment objective from fundamental to non-fundamental.

           For                  Against                    Abstain
           ---                  -------                    -------
        26,773,011             1,059,980                  1,023,461

 3. To approve standardized fundamental investment restrictions for the Delaware Balanced Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,923,134               830,548                   1,102,770

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,857,195               879,945                   1,119,312

3C. To adopt a new fundamental investment restriction concerning underwriting.

           For                  Against                    Abstain
           ---                  -------                    -------
       27,015,248               711,757                   1,129,447
                                                            for total return 21


3D. To adopt a new fundamental investment restriction concerning investments in real estate.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,938,814               833,610                   1,084,028

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,869,659               904,420                   1,082,373

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,909,691               877,191                   1,069,570

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,689,136               984,289                   1,183,761

 4. To approve a new investment management agreement with Delaware Management Company for the Delaware Balanced Fund.

           For                  Against                    Abstain
           ---                  -------                    -------
       26,601,944              1,156,814                  1,097,694

 5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Equity Funds I, Inc.

           For                  Against                    Abstain
           ---                  -------                    -------
       31,599,129               289,354                   6,901,677

 6. To approve the restructuring of the Delaware Group Equity Funds I, Inc. from a Maryland Corporation into a Delaware Business Trust.

           For                  Against                    Abstain
           ---                  -------                    -------
       32,476,130               903,920                   1,600,502

D E L A W A R E  I N V E S T M E N T S  F A M I L Y  O F  F U N D S

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

For Total Return
Blue Chip Fund
Devon Fund
Decatur Equity Income Fund
Growth and Income Fund
REIT Fund
Delaware Balanced Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

                          [photo of computer keyboard]

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This Semi-Annual Report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
-----------

Philadelphia o London

Printed in the USA
on recycled paper

SA-002 [4/99] PP6/99
(1800)